                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 16, 2001

                           NATIONAL MERCANTILE BANCORP
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


        CALIFORNIA                        0-15982               95-3819685
-----------------------------          ------------          -------------------
(State or Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)


                             1840 Century Park East
                          Los Angeles, California 90067
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (310) 277-2265
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

     Reference is made to the press release of the Registrant issued on January 16, 2001 which contains information meeting the requirements of this Item 5 and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

99.1     Press release issued January 16, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NATIONAL MERCANTILE BANCORP



Dated:   February 5, 2001                       By: /s/ JOSEPH W. KILEY III
                                                   ------------------------
                                                    Joseph W. Kiley III
                                                    Chief Financial Officer

                                  EXHIBIT INDEX



EXHIBIT NO.           DESCRIPTION OF EXHIBIT
99.1                  Press release issued January 16, 2001
